Summary Prospectus

December 31, 2021

Baron WealthBuilder Fund

Retail Shares : BWBFX

Institutional Shares : BWBIX

TA Shares : BWBTX

Baron Select Funds

BARON FUNDS 1987

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 12/31/21, are incorporated by reference into this summary prospectus.

Baron WealthBuilder Fund

Investment Goal

The investment goal of Baron WealthBuilder Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Expense Reimburse- ments	Total Annual Fund Operating Expenses after Expense Reimburse- ments[2]
BARON WEALTHBUILDER FUND
Retail Shares	—	0.25%	0.16%	1.06%	1.47%	(0.11)%	1.36%
Institutional Shares	—	—	0.16%	1.06%	1.22%	(0.11)%	1.11%
TA Shares	—	—	0.16%	1.06%	1.22%	(0.11)%	1.11%

*	While the Fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the Baron mutual funds in which it invests (acquired funds).
[1]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the securities of a select number of Baron mutual funds.
[2]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2032, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional Shares and 0.05% of average daily net assets of TA Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON WEALTHBUILDER FUND
Retail Shares	$138	$431	$745	$1,635
Institutional Shares	$113	$353	$612	$1,352
R6 Shares	$113	$353	$612	$1,352

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2020, the Fund’s portfolio turnover rate was 6.65% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of domestic and international equity funds. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector specific stocks.

The portfolio manager decides how much of the Fund’s assets to allocate to underlying fund investments based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest.

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Underlying Funds

BARON WEALTHBUILDER FUND

Strategy	Fund

Small Cap	Baron Discovery Fund
Baron Small Cap Fund
Baron Growth Fund

Small-Mid Cap	Baron Focused Growth Fund

Mid Cap	Baron Asset Fund

Large Cap	Baron Fifth Avenue Growth Fund
Baron Durable Advantage Fund

All Cap	Baron Partners Fund
Baron Opportunity Fund

International / Global	Baron International Growth Fund
Baron Emerging Markets Fund
Baron Global Advantage Fund
Baron New Asia Fund

Sector	Baron Real Estate Fund
Baron Real Estate Income Fund
Baron Health Care Fund
Baron FinTech Fund
Baron Technology Fund

The Fund may sell shares of the Underlying Funds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may also modify the list of Underlying Funds at any time, including by adding Underlying Funds that may be created in the future, or change the Fund’s asset allocation at any time, in each case without prior

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approval from or notice to shareholders. At certain periods, the Fund may hold a portion of its assets in cash, money market securities or other similar liquid investments.

Principal Risks of Investing in the Fund

The following summarizes the risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund’s overall portfolio. These are generally different from the risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund’s assets to different Underlying Funds may allow those risks to be offset to some extent.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Asset Allocation.  The Fund’s ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence and reduced liquidity in financial markets may negatively affect many issuers, which could have an adverse effect on your Fund investment. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

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Risks of Investing in the Underlying Funds.  Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

Consumer Discretionary Sector.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Developing Countries.  Certain Underlying Funds invest in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Industrials Sector.  The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Large-Cap Companies.  Because an Underlying Fund may invest primarily in large-cap company securities, that Underlying Fund may underperform other funds during periods when their securities are out of favor.

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Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s annual and since inception returns compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

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Baron WealthBuilder Fund

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	6/30/20: 35.31%
Worst Quarter:	3/31/20: (18.48)%

Annual Total Return (for periods ended 12/31/20)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2020. The table also shows the annual return of the Fund’s Institutional Shares and TA Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the year ended December 31, 2020

	1 year	5 years	10 years	Since Inception
BARON WEALTHBUILDER FUND
Retail Shares (Inception date: 12-29-17)
Return before taxes	62.45%	N/A	N/A	27.40%
Return after taxes on distributions	61.87%	N/A	N/A	26.85%
Return after taxes on distributions and sale of Fund shares	37.25%	N/A	N/A	21.76%
Institutional Shares (Inception date: 12-29-17)
Return before taxes	62.85%	N/A	N/A	27.67%
TA Shares (Inception date: 12-29-17)
Return before taxes	62.85%	N/A	N/A	27.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	N/A	N/A	14.18%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	16.25%	N/A	N/A	10.06%

The S&P 500 Index is an unmanaged index of larger-cap companies. The MSCI ACWI Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index reflected in US dollars that measures the equity market performance of large and mid cap securities across developed and emerging markets.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on December 29, 2017. Michael Baron has been the co-manager of the Fund since December 8, 2020. Mr. Ronald Baron founded the Adviser in 1987. Mr. Michael Baron joined the Adviser as a research analyst in September of 2004.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

TA Shares*	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

*	TA Shares are available only to investors who purchase shares of the Fund directly through the Fund’s transfer agent.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;

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2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail Shares or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DEC21